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                                                                   EXHIBIT 10(f)

      SERVICE REQUEST

K E Y
L E G A C Y
---------------------
                 Plus
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AMERICAN GENERAL LIFE
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KEY LEGACY PLUS--VARIABLE DIVISIONS

AIM Variable Insurance Funds, Inc.
  *  Division 81 - AIM V.I. International Equity Fund

American Century Variable Portfolios, Inc.
  *  Division 82 - VP Value Fund

American General Series Portfolio Company
  *  Division 83 - Money Market Fund

MFS(R)-Variable Insurance Trust
  *  Division 84 - MFS Total Return Series

Neuberger Berman Advisers Management Trust
  *  Division 85 - Partners Portfolio

Oppenheimer Variable Account Funds
  *  Division 86 - Oppenheimer High Income Fund/VA

Putnam Variable Trust
  *  Division 87 - Putnam VT Diversified Income Fund

Franklin Templeton Variable Insurance Products Trust
  *  Division 88 - Franklin Small Cap Fund

Templeton Variable Products Series Fund
  *  Division 89 - Templeton International Fund

Van Kampen Life Investment Trust
  *  Division 90 - Emerging Growth Portfolio

Victory Variable Insurance Funds
  *  Division 91 - Diversified Stock Fund
  *  Division 92 - Investment Quality Bond Fund
  *  Division 93 - Small Cap Opportunity Fund
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                                                                                                                AMERICAN
                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                         | GENERAL
 Complete and return this request to:     -----------------------------------------------                         | FINANCIAL GROUP
  Variable Universal Life Operations        A Subsidiary of American General Corporation
  PO Box 4880 Houston, TX 77210-4880      -----------------------------------------------
          (888) 436-4963 or                                Houston, Texas
Hearing Impaired (TDD): (888) 436-5258
      Toll Free Fax: (877) 445-3098      VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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
[ ] POLICY               1.| POLICY #:___________________________________________________  INSURED:_________________________________
    IDENTIFICATION         |
                           | ADDRESS:________________________________________________________________________ New Address (yes)(no)
COMPLETE THIS SECTION      |
  FOR ALL REQUESTS.        | Primary Owner (If other than insured):__________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
                           |
                           | Primary Owner's S.S. No. or Tax I.D. No._____________________________ Phone Number: (  )____ - ______
                           |
                           | Joint Owner (If applicable):____________________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
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[ ] NAME                 2.|
    CHANGE                 | Change Name Of: (Circle One)       Insured    Owner      Payor     Beneficiary
                           |
Complete this section if   | Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
 the name of the Insured,  |
Owner, Payor or Beneficiary| _________________________________________           _________________________________________________
 has changed. (Please note,|
 this does not change the  |
 Insured, Owner, Payor or  | Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
 Beneficiary designation)  |
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[ ] MODE OF PREMIUM      3.|
    PAYMENT/BILLING        | Indicate frequency and premium amount desired: $______ Annual  $______ Semi-Annual  $_______ Quarterly
    METHOD CHANGE          |
                           |                                                $______ Monthly (Bank Draft Only)
Use this section to change |
the billing frequence and/ | Indicate billing method desired:_____ Direct Bill ______ Pre-Authorized Bank Draft (attach a Bank Draft
or method of premium pay-  |                                                          Authorization Form and "Void" Check)
 ment. Note, however, that |
AGL will not bill you on a | Start Date: ______/______/_____
direct monthly basis. Refer|
to your policy and its     |
 related prospectus for    |
further information        |
concerning minimum premiums|
and billing options.       |
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[ ] LOST POLICY          4.|
    CERTIFICATE            | I/we hereby certify that the policy of insurance for the listed policy has been ____LOST_____DESTROYED
                           |                                                                                         _____OTHER.
Complete this section if   | Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate |
 of Insurance or duplicate |            _________ Certificate of Insurance at no charge
policy to replace a lost or|
misplaced policy. If a full|            _________ Full duplicate policy at a charge of $25
 duplicate policy is being |
requested, a check or money|  be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
order for $25 payable to   |  policy  to AGL for cancellation.
 AGL must be submitted with|
      this request.        |
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[ ]  DOLLAR COST         5.| Designate the day of the month for transfers:_________(choose a day from 1-28)
     AVERAGING             |
($5,000 minimum initial    | Frequency of transfers (check one): _______Monthly  _______Quarterly ______Semi-Annually _____Annually
accumulation value) An     |
 amount may be deducted    | I want: $___________($100 minimum) taken from the Money Market Division (83) and transferred to the
periodically from the      | following Division(s):
Money Market Division and  |
placed in one or more of   | AIM Variable Insurance Funds, Inc.                 Franklin Templeton Variable Insurance Products Trust
the Divisions listed.      | $_________(81) AIM V.I. International Equity       $________(88) Franklin Small Cap
Please refer to the pros-  | American Century Variable Portfolios, Inc.         Templeton Variable Products Series Fund
 pectus for more infor-    | $_________(82) VP Value                            $________(89) Templeton International
 mation on the Dollar Cost | MFS(R) Variable Insurance Trust                    Van Kampen Life Investment Trust
   Averaging Option.       | $_________(84) MFS Total Return Series             $________(90) Emerging Growth
   This option is not      | Neuberger Berman Advisers Management Trust         Victory Variable Insurance Funds
   available while the     | $_________(85) Partners Portfolio                  $________(91) Diversified Stock
  Automatic Rebalancing    | Oppenheimer Variable Account Funds                 $________(92) Investment Quality Bond
    option is in use.      | $_________(86) Oppenheimer High Income             $________(93) Small Cap Opportunity
                           | Putnam Variable Trust
                           | $_________(87) Putnam VT Diversified Income
                           |
                           | ________INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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
[ ] TELEPHONE            6.| I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among
    PRIVILEGE              | Divisions and to change allocations for future purchase payments and monthly deductions.
    AUTHORIZATION          |
                           |
 Complete this section if  | Initial the designation you prefer:
  you are applying for or  |
 revoking current telephone| __________Policy Owner(s) only--If Joint Owners, either one acting independently.
        privileges.        |
                           | __________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the
                           |           firm authorized to service my policy.
                           |
                           | AGL and any person designated by this authorization will not be responsible for any claim, loss or
                           | expense based upon telephone transfer or allocation instructions received and acted upon in good faith,
                           | including losses due to telephone instruction communication errors. AGL's liability for erroneous
                           | transfers or allocations, unless clearly contrary to instructions received, will be limited to
                           | correction of the allocations on a current basis. If an error, objection or other claim arises due to a
                           | telephone transaction, I will notify AGL in writing within five working days from the receipt of the
                           | confirmation of the transaction from AGL. I understand that this authorization is subject to the terms
                           | and provisions of my policy and its related prospectus. This authorization will remain in effect until
                           | my written notice of its revocation is received by AGL at the address printed on the top of this
                           | service request form.
                           |
                           |___________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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[ ] CORRECT AGE          7.|
                           | Name of Insured for whom this correction is submitted:___________________________________
                           |
Use this section to correct| Correct DOB: ________/________/________
 the age of any person     |
covered under this policy. |
Proof of the correct date  |
 of birth must accompany   |
      this request.        |
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[ ] TRANSFER OF          8.|                                    (Division Name or Number)               (Division Name or Number)
    ACCUMULATED VALUES     |
                           |
                           | Transfer $________ or ______%  from_______________________________to__________________________________
 Use this section if you   |
want to move money between | Transfer $________ or ______%  from_______________________________to__________________________________
 divisions.  If a transfer |
 causes the balance in any | Transfer $________ or ______%  from_______________________________to__________________________________
 division to drop below    |
 $500, AGL reserves the    | Transfer $________ or ______%  from_______________________________to__________________________________
 right to transfer the     |
 remaining balance.        | Transfer $________ or ______%  from_______________________________to__________________________________
Amounts to be transferred  |
  should be indicated in   | Transfer $________ or ______%  from_______________________________to__________________________________
   dollar or percentage    |
   amounts, maintaining    | Transfer $________ or ______%  from_______________________________to__________________________________
  consistency throughout.  |
There is a $500 minimum    | Transfer $________ or ______%  from_______________________________to__________________________________
 amount for division       |
  transfers.               | Transfer $________ or ______%  from_______________________________to__________________________________
                           |
                           | Transfer $________ or ______%  from_______________________________to__________________________________
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[ ] CHANGE IN            9.| INVESTMENT DIVISION                      PREM %  DED %    INVESTMENT DIVISION            PREM %   DED %
    ALLOCATION             | AIM Variable Insurance Funds, Inc.                        Putnam Variable Trust
    PERCENTAGES            | (81) AIM V.I. International Equity      ______  ______    (87) Putnam VT Diversified Income
                           | American Century Variable Portfolios, Inc.                                              ______  ______
  Use this section to      | (82) VP Value                           ______  ______    Franklin Templeton Variable Insurance
indicate how premiums or   | American General Series Portfolio Company                 Products Trust
 monthly deductions are to | (83) Money Market                       ______  ______    (88) Franklin Small Cap       ______  ______
   be allocated. Total     | MFS(R) Variable Insurance Trust                           Templeton Variable Products Series Fund
    allocation in each     | (84) MFS Total Return Series            ______  ______    (89) Templeton International  ______  ______
column must equal 100%;    | Neuberger Berman Advisers Management Trust                Van Kampen Life Investment Trust
   whole numbers only.     | (85) Partners Portfolio                 ______  ______    (90) Emerging Growth          ______  ______
                           | Oppenheimer Variable Account Funds                        Victory Variable Insurance Funds
                           | (86) Oppenheimer High Income            ______  ______    (91) Diversified Stock        ______  ______
                                                                                       (92) Investment Quality Bond  ______  ______
                                                                                       (93) Small Cap Opportunity    ______  ______
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AGLC 0092

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                           |
[ ] AUTOMATIC           10.| Indicate frequency: _______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING            |
                           |                    (Division Name or Number)                       (Division Name or Number)
                           |
    ($5,000 minimum        | _______%   _______________________________________ :    _________% __________________________________:
 accumulation value) Use   |
this section to apply for  | _______%   _______________________________________ :    _________% __________________________________:
   or make changes to      |
Automatic Rebalancing of   | _______%   _______________________________________ :    _________% __________________________________:
 the divisions.            |
   Please refer to the     | _______%   _______________________________________ :    _________% __________________________________:
   prospectus for more     |
    information on the     | _______%   _______________________________________ :    _________% __________________________________:
  Automatic Rebalancing    |
Option. This option is not | _______%   _______________________________________ :    _________% __________________________________:
available while the Dollar |
 Cost Averaging Option is  |
        in use.            |  _________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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[ ] REQUEST FOR         11.|  _________I request a partial surrender of $_________ or ________% of the net cash surrender value.
    PARTIAL                |
    SURRENDER/             |  _________I request a loan in the amount of $________.
    POLICY LOAN            |
                           |  _________I request the maximum loan amount available from my policy.
 Use this section to apply |
  for a partial surrender  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
   or policy loan. If      | percentages in effect, if available; otherwise they are taken pro-rata from the Variable Divisions
  applying for a partial   | in use.
   surrender, be sure to   |
  complete the Notice of   | ______________________________________________________________________________________________________
Withholding section of this|
Service Request in addition| ______________________________________________________________________________________________________
     to this section.      |
   The minimum surrender   | ______________________________________________________________________________________________________
amount is $500. There will |
 be a charge not to exceed | ______________________________________________________________________________________________________
2% of the amount withdrawn |
        or $25.            | ______________________________________________________________________________________________________
 Refer to your policy and  |
its related prospectus for |
   further information.    |
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[ ] NOTICE OF           12.| The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING            | is subject to federal income tax withholding unless you elect not to have withholding apply.
                           | Withholding of state income tax may also be required by your state of residence. You may elect not to
 Complete this section if  | have withholding apply by checking the appropriate box below. If you elect not to have withholding
  you have applied for a   | apply to your distribution or if you do not have enough income tax withheld, you may be responsible for
   partial surrender in    | payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding
       Section 11.         | and estimated tax are not sufficient.
                           |
                           | Check one: _______ I do want income tax withheld from this distribution.
                           |
                           |            _______ I do not want income tax withheld from this distribution.
                           |
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[ ] AFFIRMATION/        13.| CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                           | Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require your
Complete this section for  | consent to any provision of this document other than the certification required to avoid backup
       ALL requests.       | withholding.
                           |
                           | Dated at __________________________________ this _________ day of ________________________, __________.
                           |                                                                           (MONTH)              (YEAR)
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF OWNER                                      SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF JOINT OWNER                                SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF ASSIGNEE                                   SIGNATURE OF WITNESS
                           |
                           |
                           |
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AGLC 0092